EXHIBIT 99.6
                                 ------------

                           The Item 1115 Agreement



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     Item 1115 Agreement dated as of April 27, 2006 (this "Agreement"), between COUNTRYWIDE HOME LOANS, INC., a New York corporation ("CHL"), CWABS, INC., a Delaware corporation ("CWABS"), CWMBS, Inc., a Delaware corporation ("CWMBS"), CWALT, Inc., a Delaware corporation ("CWALT"), CWHEQ, Inc., a Delaware corporation ("CWHEQ") and DEUTSCHE BANK AG, NEW YORK BRANCH, as counterparty (the "Counterparty").

                                   RECITALS

           WHEREAS, CWABS, CWMBS, CWALT and CWHEQ each have filed Registration Statements on Form S-3 (each, a "Registration Statement") with the Securities and Exchange Commission (the "Commission") for purposes of offering mortgage backed or asset-backed notes and/or certificates (the "Securities") through special purpose vehicles (each, an "SPV").

           WHEREAS, from time to time, on the closing date (the "Closing Date") of a transaction pursuant to which Securities are offered (each, a "Transaction"), the Counterparty and the SPV, CHL or an underwriter or dealer with respect to the Transaction, enter into certain derivative agreements (each, a "Derivative Agreement"), including interest rate caps and interest rate or currency swaps, for purposes of providing certain yield enhancements to the SPV or the related trustee on behalf of the SPV or a swap or corridor contract administrator (each, an "Administrator").

           WHEREAS, the Counterparty is a foreign private issuer currently subject to the periodic reporting requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder (the "Exchange Act"). Pursuant to such requirements, it files an Annual Report on Form 20-F with the SEC. The Counterparty publishes Interim Reports for each of the first three quarters of its fiscal year, each containing unaudited interim financial statements for such quarter. Pursuant to the Exchange Act, it submits such Interim Reports to the SEC on Reports on Form 6-K. The Counterparty transmits its Annual Reports on Form 20-F and Reports on Form 6-K to the SEC via the SEC's EDGAR System, and such reports are available on the SEC's EDGAR internet site under File Number 001-15242.

           NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows with respect to any Transaction with respect to which the terms of this Agreement are incorporated by reference:

Section 1. Definitions

           Company Information: As defined in Section 5(a)(i).

           Company Financial Information: As defined in the definition of "Pre-Closing Termination Event".

           Depositor: Means CWABS, CWMBS, CWALT or CWHEQ with respect to the related Registration Statement for which the entity is the registrant.



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           GAAP: As defined in Section 3(a)(v).

           EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

           Exchange Act: Has the meaning set forth in the recitals.

           Exchange Act Reports: All Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to the related SPV pursuant to the Exchange Act.

           IFRS: Has the meaning set forth in Section 3(a)(v).

           Indemnified Party: As defined in Section 5(a).

           IRC: The requirements of Section 1100(c) of Regulation AB, the Securities Act and the Exchange Act with respect to incorporation by reference.

           Master Agreement: The ISDA Master Agreement between the Counterparty and SPV, or if no such Master Agreement exists, the ISDA Master Agreement assumed to apply to the Derivative Agreement pursuant to its terms.

           Pre-Closing Termination Event: Prior to printing the related Prospectus Supplement, any of the following occurs:

          (i) the Counterparty shall fail to provide to the related Depositor such information regarding the Counterparty, as a derivative instrument counterparty, as is reasonably requested by the related Depositor for the purpose of compliance with Item 1115(a)(1) of Regulation AB. Such information shall include, at a minimum:

               (A)  the Counterparty's legal name (and any d/b/a);

               (B)  the organizational form of the Counterparty;

               (C) a description of the general character of the business of the Counterparty; or

          (ii) the Counterparty shall fail to take the actions set forth below if reasonably requested by the related Depositor for the purpose of compliance with Item 1115(b) with respect to a
               Transaction:

               (A) either (1) authorize the related Depositor to incorporate by reference the financial data required by Item 1115(b)(1) or (b)(2) of Regulation AB (as specified by the related Depositor to the Counterparty) with respect to the Counterparty and any affiliated entities providing derivative instruments to the SPV (the "Company Financial Information") or (2) provide the Company



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                    Financial Information, in a form appropriate for use in
                    the Prospectus Supplement and in an EDGAR-compatible form (and in any event to provide such EDGAR-compatible form if the IRC are not satisfied); and

               (B) if applicable, cause its accountants to issue their consent to the filing or the incorporation by reference of such financial statements in the Registration Statement.

           Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

           Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

           Regulation S-X: 17 C.F.R. ss.210.1-01, as such may be amended from time to time.

           Required Substitution: Causing another entity (which meets any applicable ratings threshold in the Derivative Agreement) to replace the Counterparty as party to the Derivative Agreement that (i) has signed an agreement with CHL and the Depositors substantially in the form of this Agreement, (ii) has agreed to deliver any information, report, certification or accountants' consent as required by Item 1115(b)(1) or (b)(2) of Regulation AB and (iii) is approved by the Depositor (which approval shall not be unreasonably withheld) and any rating agency, if applicable, on terms substantially similar to the Derivative Agreement.

           Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2. Counterparty Actions. Following the Closing Date, and until the related Depositor takes the steps necessary to suspend its obligation to file Exchange Act Reports, with respect to the SPV, under Sections 13 and 15(d) of the Exchange Act, with respect to a Transaction for which the Counterparty has agreed to act as derivative counterparty,

          (a) if the Counterparty provided Company Financial Information to the related Depositor for the Prospectus Supplement and the Counterparty does not, within 5 Business Days of the release of any updated financial data on Form 6-K or 20-F, (1) either authorize the related Depositor to incorporate by reference current Company Financial Information as required under Item 1115(b) of Regulation AB or provide such information to the related Depositor in an EDGAR-compatible form (and in any event to provide such EDGAR-compatible form if the IRC are not satisfied), and (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange


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               Act Reports of the SPV, then the Counterparty shall, at its own cost, make a Required Substitution; and

          (b) if the related Depositor requests Company Financial Information from the Counterparty, for the purpose of compliance with Item 1115(b) of Regulation AB following the Closing Date, and the Counterparty does not upon five Business Days written notice,
               (1) either authorize the related Depositor to incorporate by reference current Company Financial Information as required under Item 1115(b) of Regulation AB or provide such information to the related Depositor in an EDGAR-compatible form (and in any event to provide such EDGAR-compatible form if the IRC are not satisfied), (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV and (3) within 5 Business Days of the release of any updated financial data, either authorize the related Depositor to incorporate by reference current Company Financial Information as required under Item 1115(b) of Regulation AB or provide such information to the related Depositor in an EDGAR-compatible form (and in any event to provide such EDGAR-compatible form if the IRC are not satisfied) and if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV, then the Counterparty shall, at its own cost, make a Required Substitution.

Section 3.    Representations and Warranties and Covenants of the Counterparty.

          (a) The Counterparty represents and warrants to the related Depositor, as of the date on which information is first provided to the related Depositor pursuant to this Agreement that, except as disclosed in writing the related Depositor prior to such date:

               (i) The Counterparty is a foreign private issuer as defined in Rule 2b-4 of the Exchange Act and is currently subject to the periodic reporting requirements of Section 13(a) of the Exchange Act.

               (ii) The Counterparty has filed all reports and other materials required to be filed by such requirements during the preceding 12 months (or such shorter period that such party was required to file such reports and materials).

               (iii) The reports filed by the Counterparty include (or
                    properly incorporate by reference) the financial statements of the Counterparty.

               (iv) The accountants who certify the financial statements and supporting schedules included in the Company Financial Information (if applicable) are independent registered public accountants as required by the Securities Act.

               (v) If applicable, (A) either (I) the financial statements included in the Company Financial Information present fairly the consolidated financial



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                    position of the Counterparty and its consolidated
                    subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis; and the supporting schedules included in the Company Financial Information present fairly in accordance with GAAP the information required to be stated therein or (II) if the Company has adopted International Financial Reporting Standards and International Accounting Standards (collectively "IFRS") for the purpose of preparing its financial statements, the Company Financial Information present fairly the consolidated financial position of the Counterparty and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, said financial statements have been prepared in conformity with IFRS applied on a consistent basis; and the supporting schedules included in the Company Financial Information present fairly in accordance with IFRS the information required to be stated therein and such Company Financial Information has been reconciled with GAAP to the extent required by Regulation AB.

               (vi) The selected financial data and summary financial
                    information included in the Company Financial Information present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Counterparty

              (vii) The Company Financial Information and other Company
                    Information included or incorporated by reference in the Registration Statement (including through filing on an Exchange Act Report), at the time they were or hereafter are filed with the Commission, complied in all respects with the requirements of Item 1115(b) of Regulation AB (in the case of the Company Financial Information) and, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

             (viii) The Counterparty is a "Foreign Business" as defined in
                    Regulation S-X.

          (b) If at any time the representations and warranties set forth in 3(a)(i) through (iii) are no longer true and correct, the Counterparty shall provide notice to the related Depositor, and if any Company Financial Information is required to be included in the Registration Statement, or the Exchange Act Reports of the SPV, will provide to the related Depositor such Company Financial Information in EDGAR-compatible format no later than the 20th calendar day of the month in which any

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               of the representations or warranties in Section 3(a)(i) through
               (iii) ceased to be correct.

          (c) The Counterparty agrees that the terms of this Agreement shall be incorporated by reference into any Derivative Agreement so that each SPV who is a beneficiary of a Derivative Agreement shall be an express third party beneficiary of this Agreement.

          (d) If the Counterparty has provided Company Information, upon any breach by the Counterparty of a representation or warranty pursuant to this Section 3 to the extent made as of a date subsequent to such closing date, the Counterparty shall, at its own cost, make a Required Substitution.

Section 4. Representations and Warranties and Covenants of the Depositor.

          (a) If permitted by the Exchange Act, the related Depositor will take the steps necessary to suspend its obligation to file Exchange Act Reports, with respect to the SPV, under Sections 13 and 15(d) of the Exchange Act.

          (b) If the related Depositor requests Company Financial Information from the Counterparty, it agrees to provide to the Counterparty the methodology and calculation for its estimate of maximum probable exposure represented by the Derivative Agreements.

Section 5. Indemnification; Remedies

          (a) The Counterparty shall indemnify CHL and the related Depositor, each person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such SPV, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act; each broker dealer acting as underwriter, each person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing (each, a "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

               (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, accountants' consent or other material provided in written or electronic form under this Agreement by or on behalf of the Counterparty (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or



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               (ii) any breach by the Counterparty of a representation or warranty set forth in Section 3(a) and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date, or any breach by the Counterparty of a representation or warranty pursuant to
                    Section 3 to the extent made as of a date subsequent to the Closing Date.

          (b) Nothing in this agreement shall be construed to allow the Indemnified Party to recover punitive, consequential, incidental, exemplary or special damages or lost profits from the indemnifying party.

          (c) (i) Any Pre-Closing Termination Event or any breach by the Counterparty of a representation or warranty set forth in
                    Section 3 and made as of a date prior to the Closing Date, to the extent that such Pre-Closing Termination Event or breach is not cured by the Closing Date (or in the case of information needed for purposes of printing the Prospectus Supplement, the date of printing of the Prospectus Supplement), shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Additional Termination Event (as defined in the Master Agreement) with the Counterparty as the sole Affected Party (as defined in the Master Agreement) under the Derivative Agreement. Following such termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment (notwithstanding anything in the Derivative Agreement to the contrary).

               (ii) If the Counterparty has failed to make a Required
                    Substitution when and as required under Section 2, which continues unremedied for the lesser of ten calendar days after the date on which such information, report, or accountants' consent was required to be delivered or such period in which the applicable Exchange Act Report for which such information is required can be timely filed (without taking into account any extensions permitted to be filed), or if the Counterparty has failed to make a Required Substitution as required under Section 3 within the period in which the applicable Exchange Act Report for which such information is required can be timely filed, then an Additional Termination Event (as defined in the Master Agreement) shall have occurred with the Counterparty as the sole Affected Party. In the event that an Early Termination Date is designated in connection with such Additional Termination Event, a termination payment (if any) shall be payable by the applicable party as of the Early Termination Date as determined by the application of Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment (notwithstanding anything in the Derivative Agreement to the contrary).



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              (iii) In the event that the Counterparty or the SPV has found a replacement entity in accordance with a Required Substitution, the Counterparty shall promptly reimburse the SPV for all reasonable incidental expenses incurred by the SPV, as such are incurred, in connection with the termination of the Counterparty as counterparty and the entry into a new Derivative Agreement. The provisions of this paragraph shall not limit whatever rights the SPV may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

Section 6.    Miscellaneous.

          (a) Company Financial Information. Notwithstanding anything to the contrary contained herein, if Regulation AB is amended, or the Commission has issued interpretive guidance uniformly applicable to registrants of Asset-Backed Securities allowing the presentation of the financial information required by Item 1115 of Regulation AB with respect to an affiliate of the Counterparty rather than the Counterparty and any affiliated entities providing derivatives to the SPV, "Company Financial Information" shall be deemed to refer to the financial information of such permitted entity provided the Counterparty has received written confirmation from CHL that no amendment to this Agreement is necessary. The parties shall reasonably cooperate with respect to any amendments to this Agreement to reflect such amendment or interpretation.

          (b) Construction. Throughout this Agreement, as the context requires, (a) the singular tense and number includes the plural, and the plural tense and number includes the singular;
               (b) the past tense includes the present, and the present tense includes the past; and (c) references to parties, sections, schedules, and exhibits mean the parties, sections, schedules, and exhibits of and to this Agreement. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section.

          (c) Assignment. None of the parties may assign their rights under this Agreement without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

          (d) No Third-Party Benefits Except as Specified. None of the provisions of this Agreement are intended to benefit, or to be enforceable by, any third-party beneficiaries except the related SPV and any trustee of an SPV or any Administrator.

          (e) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof.



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          (f)  Amendment and Waiver. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this Agreement shall be effective unless in writing and signed by the party or parties waiving compliance, and shall be effective only in the specific instance and for the specific purpose stated in that writing.

          (g) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (h) Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become reasonably necessary or expedient to effectuate and carry out this Agreement.

          (i) Severability. Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

          (j) Integration. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

          (k) Signatory. The parties hereto agree that while the signatory to this Agreement is Deutsche Bank AG, New York Branch, the New York branch of Deutsche Bank AG is not for securities law purposes treated as a separate entity from Deutsche Bank Aktiengesellschaft, the Exchange Act registrant and thus the Company Financial Information to be provided hereunder will be that of Deutsche Bank Aktiengesellschaft.




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           IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                       CWABS, INC.



                                       By:  /s/ Ruben Avilez
                                            -----------------------------------
                                              Name:  Ruben Avilez
                                              Title:  Vice President


                                       CWMBS, INC.



                                       By:  /s/ Ruben Avilez
                                            -----------------------------------
                                              Name:  Ruben Avilez
                                              Title:  Vice President


                                       CWALT, INC.



                                       By:  /s/ Ruben Avilez
                                            -----------------------------------
                                              Name:  Ruben Avilez
                                              Title:  Vice President



                                       CWHEQ, INC.


                                       By:  /s/ Ruben Avilez
                                            -----------------------------------
                                              Name:  Ruben Avilez
                                              Title:  Vice President


                                       COUNTRYWIDE HOME LOANS, INC.



                                       By:  /s/ Ruben Avilez
                                            -----------------------------------
                                              Name:  Ruben Avilez
                                              Title:  Vice President


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                                       DEUTSCHE BANK AG, NEW YORK BRANCH



                                       By:  /s/ Steven Kessler
                                            -----------------------------------
                                              Name:  Steven Kessler
                                              Title: Director


                                       By:  /s/ Kathleen Yohe
                                            -----------------------------------
                                              Name: Kathleen Yohe
                                              Title: Vice President




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